Exhibit 10.16J


                       FOURTH AMENDMENT TO LOAN AGREEMENT


          This FOURTH AMENDMENT TO LOAN AGREEMENT ("Amendment") is dated as of February 26, 2002, and is entered into by and between Recoton Corporation ("Recoton"), Interact Accessories, Inc. ("InterAct"), Recoton Audio Corporation ("Audio"), AAMP of Florida, Inc. ("AAMP"), Recoton Home Audio, Inc. ("RHAI"), Recoton Accessories, Inc. ("Recoton Accessories"), Recoton Mobile Electronics, Inc. ("Mobile Electronics" and together with Recoton, InterAct, Audio, AAMP, RHAI and Recoton Accessories, the "Borrowers"), Heller Financial, Inc., in its capacity as Administrative Agent for the Lenders party to the Loan Agreement described below ("Agent"), and the Lenders which are signatories hereto.

          WHEREAS, Agent, Lenders and Borrowers are parties to a certain Loan Agreement dated October 31, 2000 (as such agreement has from time to time been amended, supplemented or otherwise modified, the "Agreement"); and

          WHEREAS, the parties desire to amend the Agreement as hereinafter set forth.

          NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Agreement.

          2. Amendments. Subject to the conditions set forth below, the Agreement is amended as follows:

               Subsection 11.1 is amended by deleting the definition of "Agent's Account" in its entirety and inserting the following in lieu thereof:

               "Agent's Account" means that certain account of Agent, account number 50-269-200 in the name of Agent at Bankers Trust Company in New York, New York ABA No. 021001033, for the benefit of Recoton Corporation, or such other account as may be specified in writing by Agent as the "Agent's Account".

          3. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.


                                                  RECOTON CORPORATION


                                                  By: /s/ Arnold Kezsbom
                                                      -------------------------
                                                  Title: Senior Vice President
                                                         ----------------------

                                                  INTERACT ACCESSORIES, INC.
                                                  RECOTON AUDIO CORPORATION
                                                  AAMP OF FLORIDA, INC.
                                                  RECOTON HOME AUDIO, INC.
                                                  RECOTON ACCESSORIES, INC.
                                                  RECOTON MOBILE ELECTRONICS,
                                                  INC.

                                                  By: /s/ Arnold Kezsbom
                                                      -------------------------
                                                  Title: Vice President
                                                         ----------------------

                                                  Heller Financial, Inc.,
                                                  as Agent and Lender

                                                  By: /s/ Anthony J. DiChiara
                                                      -------------------------
                                                      Title: Vice President
                                                      -------------------------


                                                   GENERAL ELECTRIC CAPITAL
                                                     CORPORATION

                                                  By: /s/ Elizabeth Manning
                                                      -------------------------
                                                  Title: Senior Vice President
                                                         ----------------------

                                                  BANK OF AMERICA

                                                 By: /s/ Valerie Peppe
                                                     --------------------------
                                                 Title: Assistant Vice President
                                                        -----------------------

                                                 THE CIT GROUP / BUSINESS
                                                   CREDIT, INC.

                                                  By: /s/ Vince Belcastro
                                                      -------------------------
                                                  Title: Vice President
                                                         ----------------------

                                                  GUARANTY BUSINESS CREDIT
                                                    CORPORATION

                                                  By: /s/ James E. Casper
                                                      -------------------------
                                                  Title: Senior Vice President
                                                         ----------------------

                                                  FOOTHILL CAPITAL

                                                  By: /s/ Mike Baranowski
                                                      -------------------------
                                                  Title: Vice President
                                                         ----------------------

                                                  CITIZENS BUSINESS CREDIT

                                                  By: /s/ Cyril A. Prince
                                                      -------------------------
                                                  Title: Vice President
                                                         ----------------------

                                                  US BANK NATIONAL ASSOCIATION

                                                  By: /s/ Thomas J. Fischer
                                                      -------------------------
                                                  Title: Vice President
                                                         ----------------------

                                                  WASHINGTON MUTUAL BANK

                                                  By: /s/ Terri Lins
                                                      -------------------------
                                                  Title: Vice President
                                                         ----------------------

                                                  SIEMENS FINANCIAL SERVICES,
                                                     INC.

                                                  By: /s/ Frank Amodio
                                                      -------------------------
                                                  Title: Vice President - Credit
                                                         ----------------------

                                                  GMAC BUSINESS CREDIT LLC

                                                  By: /s/ Ken D. Horwath
                                                      ------------------------
                                                  Title: Assistant Vice
                                                          President

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